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                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D. C. 20549

                                                       FORM 8-K


                                                    CURRENT REPORT
                                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 26, 2002


                      TransDigm Inc.                                         TransDigm Holding Company
-----------------------------------------------------------    ------------------------------------------------------
  (Exact name of registrant as specified in its charter)           (Exact name of registrant as specified in its
                                                                                     charter)

                         Delaware                                                    Delaware
-----------------------------------------------------------    ------------------------------------------------------
             (State or other Jurisdiction of                              (State or other Jurisdiction of
              incorporation or organization)                              incorporation or organization)

                        34-1750032                                                  13-3733378
-----------------------------------------------------------    ------------------------------------------------------
           (I.R.S. Employer Identification No.)                        (I.R.S. Employer Identification No.)

26380 CURTISS WRIGHT PARKWAY, RICHMOND HEIGHTS, OHIO                                         44143
--------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                  (Zip Code)

                                                  (216) 289-4939
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                                 (Registrants' telephone number, including area code)
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(Former name, former address and former fiscal year, if changed since last report.)

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ITEM 5. OTHER EVENTS


On July 26, 2002, TransDigm Inc. (the "Company") announced an offer to exchange up to $75 million in aggregate principal amount of its registered Series B
10 3/8% Senior Subordinated Notes due 2008 for its outstanding unregistered Series A 10 3/8% Senior Subordinated Notes due 2008. The exchange offer will expire at 5:00 p.m. New York City time on Friday, September 6, 2002, unless TransDigm, in its sole discretion, decides to extend the exchange offer.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed herewith

         99.1   Press Release of TransDigm Inc., dated as of July 26, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRANSDIGM HOLDING COMPANY



                                   By:      /s/ Gregory Rufus
                                      -----------------------------------------
                                        Gregory Rufus
                                        Chief Financial Officer


Date: July 26, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRANSDIGM INC.



                                   By:      /s/ Gregory Rufus
                                      -----------------------------------------
                                        Gregory Rufus
                                        Chief Financial Officer

Date: July 26, 2002


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                                Index of Exhibits

Exhibit No.         Description
-----------         -----------

99                  Press Release of TransDigm Inc., dated as of July 26, 2002.